UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2011

KITE REALTY GROUP TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN		46204
(Address of principal executive offices)		(Zip Code)

(317) 577-5600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

    On May 5, 2011, Kite Realty Group Trust (the “Company”) announced its consolidated financial results for the quarter ended March 31, 2011.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this current report on Form 8-K.  A copy of the Company’s First Quarter 2011 Supplemental Disclosure is furnished as Exhibit 99.2 to this current report on Form 8-K.  The information contained in Item 2.02 of this current report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2011 annual meeting of shareholders for Kite Realty Group Trust took place on May 3, 2011. At the meeting, shareholders elected seven trustees to serve one-year terms expiring at the 2012 annual meeting of shareholders. Each of the nominees as listed in the Company’s proxy statement was elected. The number of shares voted for or withheld as to each nominee was as follows:

Nominee	For	Withheld

John A. Kite	55,771,146	157,966
William E. Bindley	54,684,215	1,244,897
Dr. Richard A. Cosier	55,818,739	110,373
Eugene Golub	54,713,327	1,215,785
Gerald L. Moss	55,818,252	110,860
Michael L. Smith	54,714,615	1,214,497
Darell E. Zink, Jr.	54,710,227	1,218,885

*	There were a total of 2,445,584 Broker Non-Votes.

    At the annual meeting, the shareholders voted to ratify the appointment of Ernst & Young, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2011. The number of shares voted for, against, and abstaining on this proposal was as follows:

	For	Against	Abstain

Ratification of Ernst & Young, LLP as the Company’s independent registered public accounting firm	58,225,841	71,669	7,534

   At the annual meeting, the shareholders voted on a non-binding resolution to approve the compensation of the Company's executive officers.  The number of shares voted for, against, and abstaining on this proposal was as follows:

	For	Against	Abstain

Advisory vote on executive compensation	51,692,351	4,158,671	8,438

    At the annual meeting, the shareholders voted on a non-binding resolution on the frequency of the advisory vote to approve the compensation of the Company's executive officers in future years.  The number of shares voted for, against, and abstaining on this proposal was as follows:

	1 Year	2 Years	3 Years	Abstain

Advisory vote on the frequency of the advisory vote on executive compensation	50,379,068	40,182	5,431,856	8,354

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Kite Realty Group Trust Press Release dated May 5, 2011
99.2	Kite Realty Group Trust First Quarter 2011 Supplemental Disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: May 5, 2011	By:	/s/ Daniel R. Sink
Daniel R. Sink
Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Document
99.1	Kite Realty Group Trust Press Release dated May 5, 2011
99.2	Kite Realty Group Trust First Quarter 2011 Supplemental Disclosure